Discontinued Operations	12 Months Ended
Dec. 31, 2015
Discontinued Operations and Disposal Groups [Abstract]
Discontinued Operations
10.	Discontinued Operations

In 2013, the Company decided to exit its FPC operation by the end of March 2013 as it had been generating losses since initial production, and production operation of LCM for tablets ended at the end of June 2013 due to a lack of customer orders. These productions were located primarily in Wuxi.

In 2014, after the final evaluation on the viability of its core operations of LCM production, the Company decided to formally discontinue its core business of LCM production in Shenzhen by the end of April 2014 due to a major customer’s repeated and continuous changes in its formal purchasing orders without suitable commitment. Upon the cessation of our LCM manufacturing business in April 2014, we have formally transformed our core business from the engineering manufacturing services (EMS) industry to property development and management. As a result, $16,316 long-lived assets related to EMS production were reclassified to assets held for sale in 2014.

No additional long-lived asset was reclassified to assets held for sale in 2015. Assets of $22,881 and $20,254 have been included in assets held for sale (Note 4) as at December 31, 2014 and 2015, respectively, which are expected to be sold by 2017.

Summarized financial information for our discontinued operations is as follows:

	2013	2014	2015
Net sales	902,933	53,236	—

Income (loss) before income tax	11,219	(20,029)	(630)
Income tax expense	(16,181)	(143)	—

Loss from discontinued operations, net of income tax	(4,962)	(20,172)	(630)

Prepaid expense and other receivables		138	106
Property, plant and equipment, net		492	—

Total assets		630	106

Accrued expenses and other payables		173	160

Total liabilities		173	160

Net assets (liabilities) of discontinued operations		457	(54)